UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 28, 2006

                                POWER2SHIP, INC.
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             (Exact name of registrant as specified in its charter)

                 Nevada                   000-25753              87-0449667
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     (State or other jurisdiction        (Commission           (IRS Employer
            of incorporation)            File Number)        Identification No.)

                903 Clint Moore Road, Boca Raton, Florida 33487
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code 561-998-7557
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [  ]  Written communications pursuant to Rule 425 under the Securities
               Act (17 CFR 230.425)

         [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
               Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Prinicipal Officers

On August 28, 2006, during a special meeting of the board of directors of the Company attended by all members of the board, David S. Brooks and S. Kevin Yates unanimously were elected directors of the board.

On August 11, 2006, Mr. Brooks and Mr. Yates entered into an agreement with the Company to provide it with business advisory services including strategic evaluation, planning and advice; fund-raising support; sales and marketing support; contract negotiation; and business development. The term of the agreement is 12 months with an optional six-month extension. Subject to the successful completion of various financing activities the Company is pursuing, the Company agreed to pay each of them an annual fee of $100,000 and to grant them three-year options vesting within one year.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  POWER2SHIP, INC.


Date:  September 7, 2006                          By:  /s/ Richard Hersh
                                                       -----------------
                                                       Richard Hersh,
                                                       Chief Executive Officer




























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